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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 13, 2002


                             STEALTH MEDIALABS, INC.
               (Exact name of registrant as specified in charter)


          NEVADA                   000-26439                  98-0203927
(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)            Identification No.)

11475 Commercial Ave., Suite 11, Richmond, IL                     60071
 (Current Address of principal executive offices)              (Zip Code)

203 N. Wabash, Suite 1805, Chicago, Illinois                      60601
 (Former name or former address, if changed since last report)


Registrant's telephone number, including area code:  (847) 356-0799



Item 5.  Other Events.

On December 13, 2002, the Registrant changed its fiscal year end to October 31.

Item 7.  Exhibits

None.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 17, 2002

                                            STEALTH MEDIALABS, INC.


                                            /s/ Howard Leventhal

                                            Howard Leventhal, President